Exhibit 99.1

Latch Announces Expansion into Commercial Office Space with Launch of LatchOS for Offices

In addition to bringing its full-building operating system to commercial offices for the first time, Latch also launches Latch Visitor Express, set to streamline visitor access with pilots at the Empire State Building, Rockefeller Center and Brookfield Place

NEW YORK, N.Y. – May 24, 2021 – Latch, Inc. today announced the expansion of its full-building enterprise software-as-a-service (SaaS) platform, LatchOS, into commercial offices, bringing Latch’s expertise in multifamily building management technology to the commercial office space for the first time. With the availability of LatchOS for offices, Latch is extending its smart access, visitor and delivery management, smart device and sensor control, connectivity, and identity and personalization solutions to meet the needs of modern office spaces, both today and in the future. As flexible working models become the norm, LatchOS will provide the backbone for future operations, enabling in-person, hybrid, and remote organizations to effectively collaborate, come together, and use their office spaces in a way that works better for both employees and building staff.

The first solution in Latch’s new ecosystem for commercial offices is Latch Visitor Express, a new contactless visitor entry system designed to streamline visitor entry within office buildings, reduce lobby lines and wait times, and greatly increase operational efficiencies for building staff. As more companies start to put in place plans for their employees to return to the office as COVID-19 vaccinations gain pace, maintaining social distancing guidelines will remain critical. With Latch Visitor Express, office buildings can expect to cut lobby traffic from people waiting in line by over half. The new solution will bring a new standard in best-in-class visitor experiences to some of New York City’s most iconic locations with Latch Visitor Express pilots set to launch at Rockefeller Center, the Empire State Building, and Brookfield Place ahead of the biggest return to the office in history.

This innovative solution is powered by LatchID, Latch’s proprietary identification system that creates a trusted network of users, across spaces and devices. Inspired by the fluidity of airport trusted-traveler systems such as Global Entry, LatchID provides users with digital credentials that can be accepted at Latch-enabled buildings, streamlining access across both residential, short term rental locations, and office spaces. Once users are credentialed, they receive a personalized and unified “identity” that works across every Latch-enabled space and device, allowing them to move seamlessly across Latch-enabled buildings. These features will automate the resident, office and visitor access process while maintaining the highest levels of building security and user privacy, to make limitations with keys and keycards and long wait times at front desks for visitors a thing of the past. While this flexibility has long been built into Latch products and services, the launch of LatchID will accelerate the utility of Latch’s trusted network of users, spaces, and devices with a growing range of features.

“We are thrilled to be expanding the Latch ecosystem in the commercial office space, and are proud to empower our partners with the product solutions necessary to provide the best experience for visitors and tenants,” said Luke Schoenfelder, co-founder and CEO, Latch. “Latch Visitor Express is an exciting first step in the rollout of LatchOS for commercial office buildings large and small. The biggest back to office moment in history is around the corner, and Latch’s products will ensure that office building staff, tenants, and visitors will experience seamless, contactless building entry and visitor management from day one.”

Latch’s background as a leader in the multifamily space – more than one in 10 new apartments being built in the United States feature Latch products – means the company is ideally suited to seamlessly introduce new technology solutions tailored to commercial offices too. The Empire State Building, Brookfield Place, and Tishman Speyer’s global headquarters at Rockefeller Center, will be among the first to experience the benefits of Latch’s brand-new solutions for commercial offices with Latch Visitor Express.

“As an early adopter and extremely satisfied customer of Latch products in our residential portfolio, I immediately recognized Latch’s potential to dramatically elevate the office-going experience,” said Rob Speyer, president and CEO, Tishman Speyer. “Tishman Speyer is proud to serve as a thought-partner, incubator and operational partner to Latch and look forward to launching Latch Visitor Express at our global headquarters, and future Latch commercial office solutions.”

With Latch Visitor Express, building tenants can invite a visitor by simply adding a Latch-generated email address on calendar invites, automatically sending outside meeting attendees a credential via LatchID or a QR code “boarding pass” which enables one-tap access through turnstiles, to a pre-specified office floor, providing a secure self-serve visitor experience. The solution offers a one-time verification process that certifies a user’s credentials for access to buildings within the LatchID ecosystem, enabling returning visitors to skip the front desk if they have been previously verified. Once a new visitor has been invited to a meeting by a building tenant using Latch Visitor Express, they will receive a Latch Link with their meeting invite along with simple check-in instructions.

“We have followed closely Latch’s industry leading guest and visitor management solutions in multifamily, and we are very eager to see how Latch and its access controls and LatchOS can work in our lobby with tenants at the Empire State Building,” said Anthony E. Malkin, chairman, president, and CEO, Empire State Realty Trust, Inc. “We are excited to participate in our pilot with Latch at the World’s Most Famous Building.”

“We are thrilled to expand our partnership with Latch as an investor via Brookfield Technology Partners and an adopter of its residential product in our multifamily portfolio to now piloting Latch’s foray into commercial office,” said Ben Brown, managing partner and Head of U.S. Office, Brookfield Property Group. “We continually look for innovative ways to enhance the tenant experience with the use of technologies such as Latch. As the company expands into commercial office, we can think of no better place to deploy its LatchOS system than in one of our marquee properties, Brookfield Place New York.”

Latch Visitor Express is the first commercial office solution from Latch. LatchOS for offices will be available directly from Latch and also through Latch certified installers across North America beginning later this year. LatchOS isn’t just built for large corporate offices; it is designed to work for small business owners, professional service firms, and the 16 billion square feet of commercial spaces across North America.

About Latch, Inc.

Latch is reimagining the modern buildings of today and driving evolution for the cities of tomorrow. Latch delivers a building-wide operating system designed to help owners, residents, and visitors seamlessly experience the modern building through integrated products, software, and services. More than one in ten new apartments in the U.S. are now built with Latch products, with apartment buildings in more than 35 states featuring Latch solutions, with more being added every week. www.latch.com

Additional Information and Where to Find It

This release relates to a proposed transaction between Latch and TS Innovation Acquisitions Corp. (“TSIA”). This release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, TSIA filed a registration statement on Form S-4 with the SEC on March 10, 2021, which included a proxy statement of TSIA and a prospectus of TSIA. TSIA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of TSIA are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TSIA through the website maintained by the SEC at www.sec.gov In addition, the documents filed by TSIA may be obtained free of charge from TSIA’s website at www.TSIAcorp.com or by written request to TSIA at TS Innovation Acquisitions Corp., 45 Rockefeller Plaza, 7th Floor, New York, NY 10111.

Participants in Solicitation

TSIA and Latch and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TSIA’s stockholders in connection with the proposed transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. You may obtain a free copy of these documents as described in the preceding paragraph.

Forward-Looking Statements Legend

This release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Latch and TSIA, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Latch and the markets in which it operates, and Latch’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including but not limited to: (i) the risk that the transaction, including the contemporaneous private placement of equity securities (the “PIPE Investment”), may not be completed in a timely manner or at all, which may adversely affect the price of TSIA’s securities, (ii) the risk that the transaction may not be completed by TSIA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TSIA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of TSIA and Latch, the satisfaction of the minimum trust account amount following redemptions by TSIA’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger or the termination of any PIPE investor’s subscription agreement, (vi) the effect of the announcement or pendency of the transaction on Latch’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Latch or diverts management’s attention from Latch’s ongoing business operations and potential difficulties in Latch employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Latch, TSIA or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE Investment, (x) the ability to maintain the listing of TSIA’s securities on the Nasdaq Capital Market (“Nasdaq”), (xi) the price of TSIA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Latch plans to operate, variations in performance across competitors, changes in laws and regulations affecting Latch’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the amount of redemption requests made by TSIA’s public stockholders, (xiv) the ability of TSIA to issue equity or equity-linked securities in connection with the transaction or in the future, (xv) possible variances between the unaudited historical financial information Latch presents and its audited financial statements, when they become available and (xvi) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of TSIA’s Registration Statement on Form S-1, the Registration Statement on Form S-4 and proxy statement/prospectus and other documents filed by TSIA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Latch and TSIA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Latch nor TSIA gives any assurance that either Latch or TSIA will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Latch or TSIA or any other person that the events or circumstances described in such statement are material.

CONTACTS

Latch

Daniel Teweles

press@latch.com

Or

Current Global

Danny Finlay

DFinlay@CurrentGlobal.com

707-372-9050

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